                                                                    Exhibit 4.1


                                                  VASTERA
VC

                                       INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
        COMMON STOCK                                                                                       CUSIP 92239N 10 9
                                                                                                SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFICATE IS TRANSFERABLE
    CANTON, MA OR NEW YORK, NY


     This Certifies that





     is the owner of

                 FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR
                            VALUE $.01 PER SHARE, OF VASTERA, INC.

     (the "Corporation"), a Delaware corporation. The Shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.
          IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signature of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

     Dated:

             /s/  [ILLEGIBLE]            [SEAL]               /s/ [ILLEGIBLE]
            Chief Financial Officer                      Chief Executive Officer
               and Secretary                                  and President

Countersigned and Registered:
   EQUISERVE TRUST COMPANY, N.A.
      Transfer Agent and Registrar

BY /s/ [ILLEGIBLE]
   Authorized Signature

                                 VASTERA, INC.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations:


TEN COM - as tenants in common           UNIF GIFT MIN ACT - ..........Custodian...........
                                                               (Cust)            (Minor)

TEN ENT - as tenants by the entireties                        under Uniform Gifts to Minors

JT TEN  - as joint tenants with right                         Act..........................
          of survivorship and not as                                       (State)
          tenants in common


    Additional abbreviations may also be used though not in the above list.

For value received, _________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------


--------------------------------------

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated ______________________________

                                  ---------------------------------------------
                        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement or any change whatever.










BANKNOTE CORP. OF AMERICA - WALL STREET (NYC) - BROWNS SUMMIT (NC) VASTERA, INC. - 1-008039-942 - PROOF #2 3:26 PM - 8/31/00 - SMS -